DEBT	12 Months Ended
Dec. 31, 2015
Debt Instruments [Abstract]
DEBT
DEBT

Long-Term Debt

	December 31,
	2015	2014
Notes payable:	($ in millions)
Variable-rate Senior Term Loan facility, due 2020 (2.17% at December 31, 2015)	$1,350.0	$—
Variable-rate Sumitomo credit facility, due 2018 (1.77% at December 31, 2015)	800.0	—
Variable-rate Recovery Zone bonds, due 2024-2035 (1.40% and 1.31% at December 31, 2015 and 2014, respectively)	103.0	103.0
Variable-rate Go Zone bonds, due 2024 (1.40% and 1.31% at December 31, 2015 and 2014, respectively)	50.0	50.0
Variable-rate Industrial development and environmental improvement obligations, due 2025 (0.27% and 0.20% at December 31, 2015 and 2014, respectively)	2.9	2.9
Variable-rate Senior Term Loan facility, due 2019 (1.66% at December 31, 2014)	—	149.1
9.75%, due 2023	720.0	—
10.00%, due 2025	500.0	—
5.50%, due 2022	200.0	200.0
6.75%, due 2016 (includes interest rate swaps of $1.2 million and $3.7 million in 2015 and 2014, respectively)	126.2	128.7
7.23%, SunBelt Notes due 2013-2017 (includes unamortized fair value premium of $0.2 million and $0.5 million and interest rate swaps of $0.4 million and $0.8 million in 2015 and 2014, respectively)	25.0	37.8
Capital lease obligations	4.6	3.6
Deferred debt issuance costs	(32.9)	(8.9)
Total debt	3,848.8	666.2
Amounts due within one year	205.0	16.4
Total long-term debt	$3,643.8	$649.8

On the Closing Date, Spinco issued $720.0 million aggregate principal 2023 Notes and $500.0 million aggregate principal 2025 Notes to TDCC. TDCC transferred the Notes to certain unaffiliated securityholders in satisfaction of existing debt obligations of TDCC held or acquired by those unaffiliated securityholders. On October 5, 2015, certain initial purchasers purchased the Notes from the unaffiliated securityholders. Interest on the Notes began accruing from October 1, 2015 and will be paid semi-annually beginning on April 15, 2016. The Notes are not redeemable at any time prior to October 15, 2020. Neither Olin nor Spinco received any proceeds from the sale of the Notes. Upon the consummation of the Transactions, Olin became guarantor of the Notes.

On June 23, 2015, Spinco entered into a new five-year delayed-draw term loan facility of up to $1,050.0 million. As of the Closing Date, Spinco drew $875.0 million to finance the cash portion of the Cash and Debt Distribution. Also on June 23, 2015, Olin and Spinco entered into a new five-year $1,850.0 million senior credit facility consisting of a $500.0 million senior revolving credit facility, which replaced Olin’s $265.0 million senior revolving credit facility at the closing of the Merger, and a $1,350.0 million (subject to reduction by the aggregate amount of the term loans funded to Spinco under the Spinco term loan facility) delayed-draw term loan facility. As of the Closing Date, an additional $475.0 million was drawn by Olin under this term loan facility which was used to pay fees and expenses of the Transactions, obtain additional funds for general corporate purposes and refinance Olin’s existing senior term loan facility due in 2019. Subsequent to the Closing Date, these senior credit facilities were consolidated into a single senior credit facility. This new senior credit facility will expire in 2020. The $500.0 million senior revolving credit facility includes a $100.0 million letter of credit subfacility. At December 31, 2015, we had $489.6 million available under our $500.0 million senior revolving credit facility because we had issued $10.4 million of letters of credit under the $100.0 million subfacility. The term loan facility includes amortization payable in equal quarterly installments at a rate of 5.0% per annum for the first two years, increasing to 7.5% per annum for the following year and to 10.0% per annum for the last two years. Under the new senior credit facility, we may select various floating rate borrowing options.  The actual interest rate paid on borrowings under the senior credit facility is based on a pricing grid which is dependent upon the leverage ratio as calculated under the terms of the applicable facility for the prior fiscal quarter.  The facility includes various customary restrictive covenants, including restrictions related to the ratio of debt to earnings before interest expense, taxes, depreciation and amortization (leverage ratio) and the ratio of earnings before interest expense, taxes, depreciation and amortization to interest expense (coverage ratio).  Compliance with these covenants is determined quarterly based on the operating cash flows. We were in compliance with all covenants and restrictions under all our outstanding credit agreements as of December 31, 2015 and 2014, and no event of default had occurred that would permit the lenders under our outstanding credit agreements to accelerate the debt if not cured. In the future, our ability to generate sufficient operating cash flows, among other factors, will determine the amounts available to be borrowed under these facilities. As of December 31, 2015, there were no covenants or other restrictions that limited our ability to borrow.

On August 25, 2015, Olin entered into a Credit Agreement with a syndicate of lenders and Sumitomo Mitsui Banking Corporation, as administrative agent, in connection with the Transactions. Olin obtained term loans in an aggregate amount of $600.0 million under the Sumitomo Credit Facility. On November 3, 2015, we entered into an amendment to the Sumitomo Credit Facility which increased the aggregate amount of term loans available by $200.0 million. On the Closing Date, $600.0 million of loans under the Credit Agreement were made available and borrowed upon and on November 5, 2015, $200.0 million of loans under the Credit Agreement were made available and borrowed upon. The term loans under the Sumitomo Credit Facility will mature on October 5, 2018 and will have no scheduled amortization payments. The proceeds of the Sumitomo Credit Facility were used to refinance existing Spinco indebtedness outstanding at the Closing Date of $569.0 million, to pay fees and expenses in connection with the Transactions and for general corporate purposes. The Credit Agreement contains customary representations, warranties and affirmative and negative covenants which are substantially similar to those included in the new $1,850.0 million senior credit facility.

In 2015, we paid debt issuance costs of $13.3 million relating to the Notes, the Sumitomo Credit Facility and the new $1,850.0 million senior credit facility.

On March 26, 2015, we and certain financial institutions executed commitment letters pursuant to which the financial institutions agreed to provide $3,354.5 million of Bridge Financing, in each case on the terms and conditions set forth in the commitment letters. The Bridge Financing was not drawn on to facilitate the Acquisition and the commitments for the Bridge Financing have been terminated as of the Closing Date. For the year ended December 31, 2015, we paid debt issuance costs of $30.0 million associated with the Bridge Financing, which are included in interest expense.

In August 2014, we redeemed our $150.0 million 2019 Notes, which would have matured on August 15, 2019. We recognized interest expense of $9.5 million for the call premium ($6.7 million) and the write-off of unamortized deferred debt issuance costs ($2.1 million) and unamortized discount ($0.7 million) related to this action during 2014. On June 24, 2014, we entered into a five-year $415.0 million senior credit facility consisting of a $265.0 million senior revolving credit facility, which replaced our previous $265.0 million senior revolving credit facility, and a $150.0 million delayed-draw term loan facility. In August 2014, we drew the entire $150.0 million of the term loan and used the proceeds to redeem our 2019 Notes. In 2015 and 2014, we repaid $2.8 million and $0.9 million, respectively, under the required quarterly installments of the $150.0 million term loan facility and, on the Closing Date of the Acquisition, the remaining $146.3 million was refinanced using the proceeds of the new senior credit facility. We recognized interest expense of $0.5 million for the write-off of unamortized deferred debt issuance costs related to this action.

Pursuant to a note purchase agreement dated December 22, 1997, SunBelt sold $97.5 million of Guaranteed Senior Secured Notes due 2017, Series O, and $97.5 million of Guaranteed Senior Secured Notes due 2017, Series G.  We refer to these notes as the SunBelt Notes. The SunBelt Notes bear interest at a rate of 7.23% per annum, payable semi-annually in arrears on each June 22 and December 22.  Beginning on December 22, 2002 and each year through 2017, SunBelt is required to repay $12.2 million of the SunBelt Notes, of which $6.1 million is attributable to the Series O Notes and of which $6.1 million is attributable to the Series G Notes.  In December 2015, 2014 and 2013, $12.2 million was repaid on these SunBelt Notes.

We have guaranteed the Series O Notes, and PolyOne, our former SunBelt partner, has guaranteed the Series G Notes, in both cases pursuant to customary guaranty agreements.  We have agreed to indemnify PolyOne for any payments or other costs under the guarantee in favor of the purchasers of the Series G Notes, to the extent any payments or other costs arise from a default or other breach under the SunBelt Notes.  If SunBelt does not make timely payments on the SunBelt Notes, whether as a result of a failure to pay on a guarantee or otherwise, the holders of the SunBelt Notes may proceed against the assets of SunBelt for repayment.

In January 2013, we repaid the $11.4 million 6.5% Senior Notes, which became due.

During 2015, assets of $1.4 million were acquired under capital leases with terms between 6 years and 7 years. During 2013, assets of $4.2 million were acquired under capital leases with terms of 7 years.

At December 31, 2015, we had total letters of credit of $27.6 million outstanding, of which $10.4 million were issued under our $500.0 million senior revolving credit facility.  The letters of credit are used to support certain long-term debt, certain workers compensation insurance policies, certain plant closure and post-closure obligations and certain Canadian pension funding requirements.

Annual maturities of long-term debt, including capital lease obligations, are $206.5 million in 2016, $80.9 million in 2017, $901.9 million in 2018, $135.7 million in 2019, $980.3 million in 2020 and a total of $1,576.4 million thereafter.

We have entered into interest rate swaps, as disclosed below, whereby we agree to pay variable and fixed rates to a counterparty who, in turn, pays us fixed and variable rates.  In all cases the underlying index for variable rates is the six-month LIBOR.  Accordingly, payments are settled every six months and the terms of the swaps are the same as the underlying debt instruments.

The following table reflects the swap activity related to certain debt obligations:

Underlying Debt Instrument	Swap Amount	Date of Swap	December 31, 2015
	($ in millions)		Olin Pays Floating Rate:
6.75%, due 2016	$65.0	March 2010	3.75 - 4.75%	(a)
6.75%, due 2016	$60.0	March 2010	3.75 - 4.75%	(a)
			Olin Receives Floating Rate:
6.75%, due 2016	$65.0	October 2011	3.75 - 4.75%	(a)
6.75%, due 2016	$60.0	October 2011	3.75 - 4.75%	(a)

(a)	Actual rate is set in arrears. We project the rate will fall within the range shown.

In March 2010, we entered into interest rate swaps on $125 million of our underlying fixed-rate debt obligations, whereby we agreed to pay variable rates to a counterparty who, in turn, pays us fixed rates.  The counterparty to these agreements is Citibank, N.A. (Citibank).  In October 2011, we entered into $125 million of interest rate swaps with equal and opposite terms as the $125 million variable interest rate swaps on the 2016 Notes.  We have agreed to pay a fixed rate to a counterparty who, in turn, pays us variable rates.  The counterparty to this agreement is also Citibank.  The result was a gain of $11.0 million on the $125 million variable interest rate swaps, which will be recognized through 2016.  As of December 31, 2015, $1.2 million of this gain was included in current installments of long-term debt.  In October 2011, we de-designated our $125 million interest rate swaps that had previously been designated as fair value hedges.  The $125 million variable interest rate swaps and the $125 million fixed interest rate swaps do not meet the criteria for hedge accounting.  All changes in the fair value of these interest rate swaps are recorded currently in earnings.

In June 2012, we terminated $73.1 million of interest rate swaps with Wells Fargo, N.A. (Wells Fargo) that had been entered into on the SunBelt Notes in May 2011. The result was a gain of $2.2 million which will be recognized through 2017. As of December 31, 2015, $0.4 million of this gain was included in long-term debt.

Our loss in the event of nonperformance by these counterparties could be significant to our financial position and results of operations.  These interest rate swaps reduced interest expense by $2.8 million in 2015 and $2.9 million in both 2014 and 2013.  The difference between interest paid and interest received is included as an adjustment to interest expense.